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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                March 21, 1994
                  ------------------------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    1-7377                  94-1681731
- ----------------------------     ---------------      ------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                   94104
- -------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



                                   415-622-3530
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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         Item 5.  Other Events.

              As previously reported, BankAmerica Corporation ("BAC") and
Continental Bank Corporation ("CBC") have entered into a Restated Agreement and
Plan of Merger dated as of January 27, 1994 (the "Agreement"), pursuant to which CBC will be merged with and into BAC in a transaction in which BAC will be the surviving entity (such transaction, the "Merger").

              The following pro forma combined financial information is set forth in Exhibit 99.a:

BankAmerica Corporation and Continental Bank Corporation.

              (1)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Pro Forma Combined
                      Balance Sheet at December 31, 1993 (unaudited).

              (2)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Pro Forma Combined
                      Statement of Operations for the year ended
                      December 31, 1993 (unaudited).

              (3)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Notes to Pro Forma
                      Combined Financial Information (unaudited).


               Also, set forth in Exhibit 99.b are historical and pro forma combined ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends for the year ended
December 31, 1993 (unaudited).

              Portions of CBC's Annual Report on Form 10-K for the year ended
December 31, 1993 previously filed with the Securities and Exchange Commission are hereby incorporated by reference in this Current Report at Exhibit 99.c.
The following audited consolidated financial statements and accompanying notes of CBC and its subsidiaries are incorporated:





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Continental Bank Corporation.

              (1)     Consolidated Balance Sheet - December 31, 1993.

              (2)     Consolidated Statement of Operations - year ended
                      December 31, 1993.

              (3)     Consolidated Statement of Cash Flows - year ended
                      December 31, 1993.

              (4)     Consolidated Statement of Changes in Stockholders' Equity
                      - year ended December 31, 1993.

              (5) Notes to Financial Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited).


Such audited consolidated financial statements and accompanying notes of CBC and its subsidiaries have been included herein in reliance on the report of Price Waterhouse, independent accountants, which is also incorporated by reference in this Current Report at Exhibit 99.c, given on the authority of said firm as experts in accounting and auditing. The consent of Price
Waterhouse is attached as Exhibit 23. All such information relating to CBC and its subsidiaries has been supplied by CBC and not by BAC, and BAC does not warrant the accuracy or completeness of such information.


         Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits

                  (a)  Financial Statements of Businesses Acquired
                       Not applicable.

                  (b)  Pro Forma Financial Information
                       Not applicable.

                  (c)  Exhibits

              The following exhibits are filed with this Current Report, except for Exhibit 99.c, which is incorporated by reference from CBC's filing as indicated.

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
         Exhibit Number                      Description
         --------------                      -----------
              23.            Consent of Price Waterhouse.

              99.a. Pro Forma Combined Financial Information for BankAmerica Corporation and Subsidiaries and Continental Bank Corporation and Subsidiaries
                             (unaudited).

              99.b.          BankAmerica Corporation and Subsidiaries and
                             Continental Bank Corporation and Subsidiaries
                             Historical and Pro Forma Combined Ratios of
                             Earnings to Fixed Charges and Ratios of Earnings to Combined Fixed Charges and Preferred Stock
                             Dividends (unaudited).

              99.c. The following audited financial statements of CBC and its subsidiaries and accompanying notes and Report of




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
                             Independent Accountants are incorporated by reference from CBC's Annual Report on Form 10-K for the year ended December 31, 1993 (File
                             No. 1-5872): Consolidated Balance Sheet -
                             December 31, 1993, Consolidated Statement of
                             Operations, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the year ended December 31, 1993; Notes to Financial Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited); and Report of Independent Accountants. (Portions of CBC's Form 10-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      BANKAMERICA CORPORATION
                                                   ____________________________
                                                            (Registrant)


                                                       /s/ Joseph B. Tharp
Date:  March 21, 1994                              By: ________________________
                                                           Joseph B. Tharp
                                                        Executive Vice President
                                                        and Financial Controller





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                                 EXHIBIT INDEX*


         Exhibit Number                       Description
         --------------                       -----------
               23.                Consent of Price Waterhouse.

               99.a. Pro Forma Combined Financial Information for BankAmerica Corporation and Subsidiaries and Continental Bank Corporation and
                                  Subsidiaries (unaudited).

               99.b.              BankAmerica Corporation and Subsidiaries and
                                  Continental Bank Corporation and
                                  Subsidiaries Historical and Pro Forma
                                  Combined Ratios of Earnings to Fixed Charges and Ratios of Earnings to Combined Fixed
                                  Charges and Preferred Stock Dividends
                                  (unaudited).

               99.c. The following audited financial statements of CBC and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from CBC's
                                  Annual Report on Form 10-K for the year ended
                                  December 31, 1993 (File No. 1-5872):
                                  Consolidated Balance Sheet - December 31,
                                  1993, Consolidated Statement of Operations,
                                  Consolidated Statement of Cash Flows and
                                  Consolidated Statement of Changes in
                                  Stockholders' Equity for the year ended
                                  December 31, 1993; Notes to Financial
                                  Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited); and Report of Independent
                                  Accountants. (Portions of CBC's Form 10-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).





__________________________________

   * These exhibits are filed with this Current Report, except for Exhibit 99.c, which is incorporated by reference from CBC's filing as indicated.


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